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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                               ------------------
                                 August 14, 2002

                               Crosswalk.com, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)


Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits - the following exhibit is included herein:

              99.1 Statements of Certification

ITEM 9. REGULATION FD DISCLOSURE

Crosswalk.com, Inc. is furnishing herewith, Statements of Certification regarding facts and circumstances relating to quarterly report on Form 10-QSB as
Exhibit 99.1, which is included herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Crosswalk.com, Inc.



Date: August 14, 2002          By:  /s/ Scott Fehrenbacher
                               --------------------------------
                               Scott Fehrenbacher
                               Chief Executive Officer




Index to Exhibit:

Exhibit         Description
-------         -----------
99.1            Statement of Certification